ADVERTISING AGREEMENT

1. PARTIES OF THE AGREEMENT

     This Agreement is made between:

     LEVER COM. SERV. S. R.L., a company incorporated and existjng under the laws of Romania whose registered office is at 291 Republicii Blv. Plojesti. Romania ( hereinafter referred to as "BENEFICIARY" )

     and

     MAXIMAL Productions, a company incorporated and existing under the laws of Austria wbose registered office is at Sport- und Kulturveranstaltungen GesmbH Passauerplatz 1, 1010 Wien (herenafter referred to as "ORGANIZER" )

     Whereas:

     A)   The  BENEFICIARY   wishes  to  organize  the  Elite  Model  Look  1997
          Advertising Event for its brands Lux and Impluse and to appoint the ORGANIZER in doing so.

     B) The ORGANIZER wishes to assist the BENEFICIARY in organizing the event.

     Now it is hereby agreed as fol1ows:

2. OBJECTIVE

     Organisation of the LUX and IMPULSE ELITE MODEL LOOK 1997 (referred to within this Agreement as EML 1997). event held in Bucharest between 10.08.1997-04.09.1991..

3. PAYMENT TERMS

     The total value of the contract is US $ 45.000 plus VAT (18%), representing the total amount of the sponsorship.

     The amount will be paid by the BENEFICIARY, by payment order.

     The payment terms are:

     o    50% after signing the contract

     o 50% on 08.09.1997 after the final event, when the ORGANIZER provides the BENEFICIARY with the exact final media monitoring.

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     4. OBLIGATIONS OF THE PARTIES


     a. SPONSOR Obligatjons:

     .to pay the sponsorship amount in tenns agreed in part. 3.


     b. ORGANIZER Obligations:


     . to ensure the available. frec of charge:, of the contest winner to be used by the BENEFICIARY for one week to produce a commercial photoshooting until August

     . to ensure that the EML contestants can be booked by the ENEFTC1ARY for thc 50% or the Romanian usual fee .to ensure the BENEFICIAR Y the rigbt to use pictures of the Contestants and the winner of the promotion

     . to ensure the BENEFIC1ARY the right to use the EML logo and name for printed advertising TV and radio spots untll August

     .    to promote the BENEFICIARY in all materiats listed

     . to inform the BENEFICIAIRY about any modification in the program in the evcnt with at least 2 days before the show

     .    to  present   the   BENEFICIARY   al1  the  drafts  of  TV  and  radio
          annuuncements and print materials designed to promotc thc event for client approval before it is aired or published

     . to ensure the BENEFTC1ARY first option rights to the event in 1998 the ORGANISER hereby covenants that it will, with all due di1igence. do all such things in order to achieve its obligations hereunder. including achievcment of proposed steps and actions as provided in Annex J at thc prescnt contract.

5. WAIVER

     A Parties failure to insist on strict performance of this Agreement or his failure to exercise any option under this Agreement is not a waiver or any part of this Agreement.


6. PARTIAL INVALIDITY


     If a Court or other Tribunal declares or detemines that a portton of tbis Agreetnent is invalid or otherwise unenforceable. This Agreement shall continue to bind the Parties to this Agreement.



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7. PENALTIES


     If the ORGANIZER does not perform any of the obligations specified in Annex 1 the Organizer must pay US$ 15.000 to the BENEFICIARY. If the ORGANIZER does not perform the obligations specified in Annex II, the ORGANIZER must compensate the BENEFICIARY in accordance with Scala Communications/J.W.T. evaluation, plus 20%


8. RETURN OF MATERIALS

     At the time this Agreement terminates, ORGANIZER shall return to the BENEFICIARY all materials belonging to the BENEFICIARY



9. GOVERNING LAW

     This Agreement is governed by the law of Romania.

     Disputes not solved amicably shall be brought to the Arbitration Court of the Chamber of Commerce in Bucharest. The language of arbitration will be English.


10. FINAL PROVISIONS

     No addition or modification of this Agreement shall be valid unless made in writing and signed by both parties.


     This Agreement contains the final expression of the entire Agreement and supersedes any prior or contemporaneous oral agreement between the parties concerning the subject matter of this Agreement.


     Annex I and II are an integral part of this Agreement.




     Sport- und Kulturveranstaltungen

     GmbH Maximal Productions


     This Agreement was concluded today at 4 (four) copies, two or them being submitted to Lever Com. Serv. S.R.L. and the other two being submitted to Maximal Productions

     /s/ Margaret Dixon
     Margaret Dixon


     LEVER COM. SERV. S. R.L.


     /s/ Wolfgang Schwarz

     MAXIMAL Productions


     Sport- und Kulturveranstaltungen GesmbH